                          INDEPENDENT AUDITORS' CONSENT

          We consent to the incorporation by reference in Registration Statement
No. 33-54479 and No. 333-101903 of MAXXAM Inc. on Form S-8 of our report dated
March 21, 2003 appearing in this Annual Report on Form 10-K of MAXXAM Inc. for the year ended December 31, 2002.

                                        DELOITTE & TOUCHE LLP

Houston, Texas
March 28, 2003